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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 17, 2006
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
                           ---------------------------


         Minnesota                                       41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)

                      3905 Annapolis Lane North, Suite 105
                          Minneapolis, Minnesota 55447
                    (Address of Principal Executive Offices)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 17, 2006, ATS Medical, Inc. (the "Company") issued a press release to report preliminary revenue expectations for the second quarter ended June 30, 2006. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference. The information in this current report, including the exhibit thereto, is not deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release dated July 17, 2006, of ATS Medical, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATS MEDICAL, INC.




                                             By:  /s/ Michael D. Dale
                                                  ------------------------------
                                                  Michael D. Dale
                                                  Chief Executive Officer

Date:  July 17, 2006



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                                  EXHIBIT INDEX


Exhibit No.                           Description
----------        --------------------------------------------------------------

   99.1           Press Release, dated July 17, 2006, of ATS Medical, Inc.